EXHIBIT 10.1

                                                    November 11, 2003



Davel Communications, Inc.
 and its subsidiaries
North Point Tower - 7th Floor
1001 Lakeside Avenue
Cleveland, Ohio 44114

Re: Forbearance from Exercise of Remedies due to Events of Default under the Amended, Restated and Consolidated Credit Agreement, dated as of July 24, 2002 (as amended, restated or otherwise modified from time to time, the "Credit Agreement"), by and among Davel Financing Company, L.L.C., a Delaware limited liability company ("Davel"), PhoneTel Technologies, Inc., an Ohio corporation ("PhoneTel"), Cherokee Communications, Inc., a Texas corporation ("Cherokee", and together with Davel and PhoneTel, individually, a "Borrower" and, collectively, the "Borrowers"), Davel Communications, Inc., a Delaware corporation ("Parent"), each of the Domestic Subsidiaries (as defined therein) of Parent or any Borrower, each of the lenders that is signatory thereto (together with its successors and permitted assigns, individually, a "Lender", and, collectively, the "Lenders"), Wells Fargo Foothill, Inc. (formerly known as Foothill Capital Corporation), a California corporation, as agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, the "Agent"; and together with each of the Lenders, individually and collectively the "Lender Group"); Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Credit Agreement.


Ladies and Gentlemen:

                  As you know, certain Events of Default have occurred under the Credit Agreement as set forth on Schedule 1 attached hereto. The Lender Group is willing upon the terms and conditions set forth herein to forbear, through and including January 30, 2004, from exercising its remedies under the Loan Documents, but only with respect to those certain Events of Default set forth on
Schedule 1.

         This forbearance is conditioned upon each of the following:

         1. The Borrowers shall make a payment of $600,000 to the Lender Group in respect of Term Loan A concurrently with the execution and delivery of this forbearance agreement;
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Davel Communications, Inc.
 and its subsidiaries
November 11, 2003
Page 2


         2. In lieu of the scheduled payments of $1,041,666.67 under Section 2.03(e) of the Credit Agreement that are due and payable on December 1, 2003 and January 1, 2004, the Borrowers shall make payments of $100,000 to the Lender Group in respect of Term Loan A on each of December 1, 2003 and January 1, 2004;

         3. The Borrowers shall submit a new business plan to the Agent, the form and substance of which shall be reasonably satisfactory to the Agent, on or before January 20, 2004;

         By their signatures below, the Credit Parties acknowledge and agree (i) each Event of Default specified on Schedule 1 has occurred and is continuing and
(ii) upon the earliest of (a) the Borrowers' non-compliance with any of the requirements set forth herein, (b) the existence of an Event of Default under the Credit Agreement other than an Event of Default set forth on Schedule 1 or
(c) January 30, 2004, the forbearance provided herein shall terminate and the Lender Group shall have the right to exercise any and all remedies.

         You are hereby advised that the Lender Group specifically reserves all of its rights and remedies against the Credit Parties under the Loan Documents and applicable law with respect to the Events of Default set forth on Schedule 1, including without limitation, the right to charge the default rate of interest under Section 2.03(a) of the Credit Agreement retroactively to the date of the occurrence of the first Event of Default set forth on Schedule 1. Neither the Agent nor any Lender shall be deemed to have waived any term or condition of the Credit Agreement or any other Loan Document or, except as specifically set forth herein, to have agreed to a forbearance with respect to any right or remedy which the Lender Group may now have or in the future may have under the Credit Agreement or any other Loan Document, at law, in equity or otherwise on account of the Events of Default set forth on Schedule 1 or any other Default or Event of Default. Neither Agent nor any Lender shall by virtue of any action or omission be deemed to have altered or prejudiced any rights or remedies under or in connection with the Credit Agreement or under or in connection with any Event of Default. All of the terms and conditions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

This forbearance agreement shall be deemed a Loan Document for all purposes. This forbearance agreement reflects the entire understanding of the parties with respect to the matters contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

This forbearance agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this forbearance agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this forbearance agreement. Any party delivering an executed counterpart of this forbearance agreement by telefacsimile also shall deliver an original executed counterpart of this forbearance agreement,

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Davel Communications, Inc.
 and its subsidiaries
November 11, 2003
Page 3

but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this forbearance agreement.

This forbearance agreement shall be construed under and governed by the laws of the State of California.


Sincerely,

WELLS FARGO FOOTHILL, INC.,
as Agent and as a Lender


By:  /s/ Amy Lam
     ---------------------------------------
Name: Amy Lam
Title: Vice President


FOOTHILL PARTNERS III, L.P., as a Lender


By:  /s/ Dennis R. Ascher
     ---------------------------------------
Name: Dennis R. Ascher
Title:  Managing General Partner


ABLECO FINANCE LLC, as a Lender,
on behalf of itself and its affiliate assigns


By: /s/ Mark Neporent
     ---------------------------------------
Name: Mark Neporent
Title:  Chief Operating Officer


CERBERUS PARTNERS, L.P., as a Lender

BY: CERBERUS ASSOCIATES, LLC, AS GENERAL PARTNER


By:      /s/ Mark Neporent
   --------------------------------------------------
Name:   Mark Neporent
Title: Managing Director
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Davel Communications, Inc.
 and its subsidiaries
November 11, 2003
Page 4


ARK CLO 2000-1, LIMITED, as a Lender

BY:  PATRIARCH PARTNERS, LLC
     ITS COLLATERAL MANAGER


By:      /s/ Lynn Tilton
   --------------------------------------------------
Name:     Lynn Tilton
Title:   Manager


PNC BANK, NATIONAL ASSOCIATION, as a Lender



By: /s/ Micheal A. Valerio
   -----------------------------------------
Name: Micheal A. Valerio
Title:   Vice President


U.S. BANK NATIONAL ASSOCIATION, as a Lender



By:/s/ James Cecil
   --------------------------------------------------
Name:   James Cecil
Title:   Assistant Vice President




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Davel Communications, Inc.
 and its subsidiaries
November 11, 2003
Page 5


BNP PARIBAS, as a Lender



By: /s/ Brock Harris
   --------------------------------------------------
Name:  Brock Harris
Title:  Director


By: /s/ Albert A. Young, Jr.
   -----------------------------------------
Name:  Albert A. Young, Jr.
Title:  Managing Director


MORGAN STANLEY PRIME INCOME TRUST, as a Lender



By: /s/ Shiela Finnerty
   -------------------------------------------------------
Name: Shiela Finnerty
Title: Executive Director


AVENUE SPECIAL SITUATIONS FUND II, LP, as a Lender

By: /s/ Sonia E.Gardner
   --------------------------------------------------------
Name: Sonia E.Gardner
Title: Managing Member
By: Avenue Capital Partners II, LLC, General Partner
By: GL Partners II, LLC, Managing Member of the General Partner



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Davel Communications, Inc.
 and its subsidiaries
November 11, 2003
Page 6

Acknowledged and Agreed
as of the date first
above written:

BORROWERS:

DAVEL FINANCING COMPANY, L.L.C.,
a Delaware limited liability company

By:  DAVEL COMMUNICATIONS, INC.,
its sole managing member

By:  /s/ Woody McGee
    -----------------------------
Name: Woody McGee
Title:  Chief Executive Officer

PHONETEL TECHNOLOGIES, INC.,
an Ohio corporation

By:  /s/ Woody McGee
    -----------------------------
Name: Woody McGee
Title: Chief Executive Officer

CHEROKEE COMMUNICATIONS, INC.,
a Texas corporation

By: /s/ Woody McGee
    -----------------------------
Name: Woody McGee
Title: Chief Executive Officer

PARENT GUARANTOR:

DAVEL COMMUNICATIONS, INC.,
a Delaware corporation

By: /s/ Woody McGee
    -----------------------------
Name: Woody McGee
Title: Chief Executive Officer

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Davel Communications, Inc.
 and its subsidiaries
November 11, 2003
Page 7

SUBSIDIARY GUARANTORS:
----------------------

DAVEL COMMUNICATIONS GROUP, INC.,
an Illinois corporation

ADTEC COMMUNICATIONS, INC.,
a Florida corporation

CENTRAL PAYPHONE SERVICES, INC.,
a Georgia corporation

COMMUNICATIONS CENTRAL INC.,
a Georgia corporation

COMMUNICATIONS CENTRAL OF GEORGIA, INC., a Georgia corporation

DAVEL MEDIA, INC.,
a Delaware corporation

DAVEL MEXICO, LTD.,
an Illinois corporation

DAVELTEL, INC.,
An Illinois corporation

INTERSTATE COMMUNICATIONS, INC.,
a Georgia corporation

INVISION TELECOM, INC.,
a Georgia corporation

PEOPLES ACQUISITION CORPORATION,
a Pennsylvania corporation

PEOPLES COLLECTORS, INC.,
a Delaware corporation

PEOPLES TELEPHONE COMPANY, INC.,
a New York corporation

PEOPLES TELEPHONE COMPANY, INC.,
a New Hampshire corporation
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Davel Communications, Inc.
 and its subsidiaries
November 11, 2003
Page 8

PTC CELLULAR, INC.,
a Delaware corporation

PTC SECURITY SYSTEMS, INC.,
a Florida corporation

SILVERADO COMMUNICATIONS CORP.,
a Colorado corporation

TELALEASING ENTERPRISES, INC.,
an Illinois corporation

T.R.C.A., INC.
an Illinois corporation

By:  /s/ Woody McGee
    -----------------------------
Name: Woody McGee
Title: Chief Executive Officer

                                   SCHEDULE 1

                                EVENTS OF DEFAULT

         The following Events of Default have occurred under the Credit
Agreement:

                  Under Section 2.03(e) of the Credit Agreement for failure to make the payment of $1,041,666.67 under Term Loan A due on July 1, 2003.

                  Under Section 2.03(e) of the Credit Agreement for failure to make the payment of $1,041,666.67 under Term Loan A due on August 1, 2003.

                  Under Section 2.03(e) of the Credit Agreement for failure to make the payment of $1,041,666.67 under Term Loan A due on September 1, 2003.

                  Under Section 2.03(e) of the Credit Agreement for failure to make the payment of $1,041,666.67 under Term Loan A due on October 1, 2003.

                  Under Section 2.03(e) of the Credit Agreement for failure to make the payment of $1,041,666.67 under Term Loan A due on November 1, 2003.

                  Under Section 6.01(b)(iii) of the Credit Agreement for failure to achieve minimum Adjusted EBITDA of at least $1,500,000 for the period 7/1/02-6/30/03.

                  Under Section 6.01(b)(iii) of the Credit Agreement for failure to achieve minimum Adjusted EBITDA of at least $5,100,000 for the period 10/1/02-9/30/03.